                                                                      Exhibit 99
                            Joint Filer Information

Designated Filer:           Burton Capital Management, LLC

Issuer & Ticker Symbol:     Cenveo, Inc. (CVO)

Date of Event
Requiring Statement:        4/7/05

Name:        1354037 Ontario Inc.               Name:        Arrow Goodwood Fund

Address:     212 King Street West, Suite 201    Address:     212 King Street West, Suite 201
             Toronto, Canada M5H 1K5                         Toronto, Canada M5H 1K5

Signature:   /s/ J. Cameron MacDonald           Signature:   /s/ Peter H. Puccetti
             -------------------------------                 -------------------------------

Name:        Goodwood Fund                      Name:        The Goodwood Fund 2.0 Ltd.

Address:     212 King Street West, Suite 201    Address:     212 King Street West, Suite 201
             Toronto, Canada M5H 1K5                         Toronto, Canada M5H 1K5

Signature:   /s/ Peter H. Puccetti              Signature:   /s/ Peter H. Puccetti
             -------------------------------                 -------------------------------

Name:        Goodwood Capital Fund              Name:        Peter H. Puccetti

Address:     212 King Street West, Suite 201    Address:     212 King Street West, Suite 201
             Toronto, Canada M5H 1K5                         Toronto, Canada M5H 1K5

Signature:   /s/ Peter H. Puccetti              Signature:   /s/ Peter H. Puccetti
             -------------------------------                 -------------------------------

Name:        KBSH Goodwood Canadian             Name:        J. Cameron MacDonald
             Long/ Short Fund

Address:     212 King Street West Suite 201     Address:     212 King Street West, Suite 201
             Toronto, Canada M5H 1K5                         Toronto, Canada M5H 1K5

Signature:   /s/ Peter H. Puccetti              Signature:   /s/ J. Cameron MacDonald
             -------------------------------                 -------------------------------